UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-01236

Deutsche DWS Market Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	9/30/2020

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2020

Semiannual Report

to Shareholders

DWS RREEF Real Assets Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

4	Letter to Shareholders
5	Performance Summary
9	Portfolio Management Team
10	Consolidated Portfolio Summary
12	Consolidated Investment Portfolio
21	Consolidated Statement of Assets and Liabilities
23	Consolidated Statement of Operations
24	Consolidated Statements of Changes in Net Assets

25	Consolidated Financial Highlights
32	Notes to Consolidated Financial Statements
46	Information About Your Fund’s Expenses
48	Advisory Agreement Board Considerations and Fee Evaluation
53	Account Management Resources
55	Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS RREEF Real Assets Fund

Stocks may decline in value. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. Companies in the infrastructure, transportation, energy and utility industries may be affected by a variety of factors, including, but not limited to, high interest costs, energy prices, high degrees of leverage, environmental and other government regulations, the level of government spending on infrastructure projects, intense competition and other factors. The Fund invests in commodity-linked derivatives which may subject the Fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the Fund’s performance. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

DWS RREEF Real Assets Fund	|	3

Letter to Shareholders

Dear Shareholder:

The economic recovery from the COVID-19 pandemic proceeds, but the pace is moderating.

The most dynamic part of the recovery — the bounce back from lockdown — is likely to be behind us. Now a more arduous phase is beginning, in which incremental improvements will most probably be smaller. Some repercussions of the pandemic might only become apparent now, such as bankruptcies among smaller companies. While setbacks can be expected, we believe the overall direction of the economy should remain upward — provided there is no second, large-scale lockdown.

Along with an unprecedented slump in economic activity, we have seen unprecedented rescue packages through monetary and fiscal policy. DWS’s CIO Office believes accommodative monetary policy and very low interest rates could be with us for much longer. With little upside potential for wages, weak demand and a drastic under-utilization of capacities, we still see very low inflation rates.

In the coming months, we expect limited market upside taking into consideration that risks that are already on the horizon could provoke markets corrections. Increased market volatility could be fueled by a variety of events: the potential escalation in the U.S.-Chinese technology dispute; setbacks in the fight against COVID-19; failure to reach an agreement on the U.S. stimulus package; or events in the aftermath of the November elections.

While companies and societies improve their coexistence with the virus, not all sectors will benefit equally. For this reason, we believe that active management, with its close monitoring of developments, is critical. We believe that the close interaction between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — positions us to make strategic and tactical decisions.

We appreciate your trust and welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the ‘Insights’ section of dws.com.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	|	DWS RREEF Real Assets Fund

Performance Summary	September 30, 2020 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/20
Unadjusted for Sales Charge	14.36%	–2.45%	4.93%	2.84%
Adjusted for the Maximum Sales Charge (max 5.75% load)	7.79%	–8.06%	3.69%	2.23%
MSCI World Index†	28.82%	10.41%	10.48%	9.37%
Bloomberg Barclays US Treasury Inflation Notes Index†	7.40%	10.08%	4.61%	3.57%
Blended Index†	13.02%	–9.97%	3.40%	3.40%

Class T	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/20
Unadjusted for Sales Charge	14.36%	–2.45%	4.98%	2.88%
Adjusted for the Maximum Sales Charge (max 2.50% load)	11.50%	–4.89%	4.45%	2.62%
MSCI World Index†	28.82%	10.41%	10.48%	9.37%
Bloomberg Barclays US Treasury Inflation Notes Index†	7.40%	10.08%	4.61%	3.57%
Blended Index†	13.02%	–9.97%	3.40%	3.40%

Class C	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/20
Unadjusted for Sales Charge	13.89%	–3.19%	4.16%	2.08%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	12.89%	–3.19%	4.16%	2.08%
MSCI World Index†	28.82%	10.41%	10.48%	9.37%
Bloomberg Barclays US Treasury Inflation Notes Index†	7.40%	10.08%	4.61%	3.57%
Blended Index†	13.02%	–9.97%	3.40%	3.40%

Class R	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/20
No Sales Charges	14.20%	–2.67%	4.68%	2.62%
MSCI World Index†	28.82%	10.41%	10.48%	9.37%
Bloomberg Barclays US Treasury Inflation Notes Index†	7.40%	10.08%	4.61%	3.57%
Blended Index†	13.02%	–9.97%	3.40%	3.40%

DWS RREEF Real Assets Fund	|	5

Class R6	6-Month‡	1-Year	5-Year	Life of Class*

Average Annual Total Returns as of 9/30/20
No Sales Charges	14.42%	–2.21%	5.24%	2.75%
MSCI World Index†	28.82%	10.41%	10.48%	7.39%
Bloomberg Barclays US Treasury Inflation Notes Index†	7.40%	10.08%	4.61%	3.59%
Blended Index†	13.02%	–9.97%	3.40%	0.50%

Class S	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/20
No Sales Charges	14.40%	–2.33%	5.09%	3.01%
MSCI World Index†	28.82%	10.41%	10.48%	9.37%
Bloomberg Barclays US Treasury Inflation Notes Index†	7.40%	10.08%	4.61%	3.57%
Blended Index†	13.02%	–9.97%	3.40%	3.40%

Institutional Class	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/20
No Sales Charges	14.42%	–2.21%	5.24%	3.15%
MSCI World Index†	28.82%	10.41%	10.48%	9.37%
Bloomberg Barclays US Treasury Inflation Notes Index†	7.40%	10.08%	4.61%	3.57%
Blended Index†	13.02%	–9.97%	3.40%	3.40%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated August 1, 2020 are 1.36%, 1.32%, 2.10%, 1.75%, 1.00%, 1.17% and 1.07% for Class A, Class T, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Returns shown for Class R shares for the period prior to its inception on June 1, 2011 are derived from the historical performance of Class A shares of the DWS RREEF Real Assets Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class R. Any difference in expenses will affect performance.

6	|	DWS RREEF Real Assets Fund

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Institutional Class shares of DWS RREEF Real Assets Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.

Prior to April 26, 2016, the Fund was known as the Deutsche Alternative Asset Allocation Fund (AAA Fund). On April 26, 2016, the Fund’s investment strategy was changed and the Fund was restructured from a fund-of-funds (i.e., a fund investing primarily in other DWS funds) to a direct investment fund (i.e., a fund investing directly in securities and other investments). Performance would have been different if the Fund’s current investment strategy and structure had been in effect.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on November 28, 2014.

†

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index representing large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

DWS RREEF Real Assets Fund	|	7

The Bloomberg Barclays U.S. Treasury Inflation Notes Index includes all publicly issued U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

The Blended Index is composed of 30% in the Dow Jones Brookfield Infrastructure Index, 30% in the FTSE EPRA/NAREIT Developed Index, 15% in the Bloomberg Commodity Index, 15% in the S&P Global Natural Resources Index and 10% in the Bloomberg Barclays U.S. Treasury Inflation Notes Index. Dow Jones Brookfield Infrastructure Index measures the stock performance of companies worldwide whose primary business is the ownership and operation of (rather than service of) infrastructure assets. To be included in the indices, a company must have more than 70% of estimated cash flows (based on publicly available information) derived from the following infrastructure sectors: airports, toll roads, ports, communications, electricity transmission and distribution, oil and gas storage and transportation, water, and other sectors. FTSE EPRA/NAREIT Developed Index is an unmanaged, market-weighted index designed to represent general trends in eligible real estate equities worldwide. Bloomberg Commodity Index is an unmanaged index that tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges. S&P Global Natural Resources Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining.

‡	Total returns shown for periods less than one year are not annualized.

	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class

Net Asset Value
9/30/20	$9.92	$9.92	$9.83	$9.98	$9.85	$9.84	$9.85
3/31/20	$8.73	$8.73	$8.67	$8.79	$8.67	$8.66	$8.67

Distribution Information as of 9/30/20
Income Dividends, Six Months	$.06	$.06	$.04	$.06	$.07	$.06	$.07

8	|	DWS RREEF Real Assets Fund

Portfolio Management Team

John W. Vojticek, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2015.

–	Joined DWS in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September 2004; and previously Managing Director of Deutsche Asset Management from 1996–March 2004.

–	Head and Chief Investment Officer of Liquid Real Assets for DWS.

–	BS in Business Administration, University of Southern California.

Francis X. Greywitt III, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–	Joined DWS in 2005; previously has worked as a REIT analyst with KeyBanc Capital Markets covering the office sector.

–	Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.

–	Investment industry experience began in 1999.

–	BBA, St. Bonaventure University; MBA, University of Chicago.

Evan Rudy, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–	Joined DWS in 2007. Previously, worked as an Analyst at the Townsend Group, a real estate consulting firm.

–	Portfolio Analyst, Real Estate & Infrastructure Securities: Chicago.

–	BS, Miami University.

DWS RREEF Real Assets Fund	|	9

Consolidated Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Net Assets)	9/30/20	3/31/20
Common Stocks and Exchange-Traded Fund
Infrastructure	37%	40%
Real Estate	26%	23%
Natural Resource Equities	15%	8%
Commodity Futures	12%	11%
Treasury Inflation Protected Securities	9%	17%
Cash Equivalents, U.S. Treasury Notes, Short-Term U.S. Treasury Obligations and Other Assets and Liabilities, net*	1%	1%
	100%	100%

*	Net of notional exposure to futures contracts

Geographical Diversification (As a % of Common Stocks and Government & Agency Obligations)	9/30/20	3/31/20
United States	57%	65%
Canada	9%	7%
Australia	5%	2%
United Kingdom	5%	5%
Japan	4%	4%
Hong Kong	3%	3%
Singapore	3%	2%
Spain	3%	2%
Sweden	2%	1%
France	2%	2%
Others	7%	7%
	100%	100%

Sector Diversification (As a % of Common Stocks)	9/30/20	3/31/20
Real Estate	43%	45%
Utilities	15%	23%
Materials	15%	7%
Industrials	12%	10%
Energy	11%	12%
Communication Services	2%	2%
Consumer Staples	2%	1%
	100%	100%

10	|	DWS RREEF Real Assets Fund

Ten Largest Equity Holdings at September 30, 2020 (20.0% of Net Assets)		Country	Percent
1	American Tower Corp.	United States	3.1%
	Operator and developer of wireless communications and broadcast towers
2	Crown Castle International Corp.	United States	2.9%
	Provider of wireless infrastructure
3	TC Energy Corp.	Canada	2.6%
	Provider of natural gas transmission and power services
4	Cheniere Energy, Inc.	United States	2.2%
	Developer of liquefied natural gas terminals
5	Sempra Energy	United States	1.8%
	Provider of electric and natural gas products and services
6	SBA Communications Corp.	United States	1.8%
	Operator of wireless Communication Infrastructure
7	Williams Companies, Inc.	United States	1.6%
	Processor of natural gas
8	Waste Connections, Inc.	Canada	1.4%
	Provider of non-hazardous solid waste collection services
9	Link REIT	Hong Kong	1.3%
	Owner and developer of retail properties
10	Transurban Group	Australia	1.3%
	Operator of urban toll road networks

Consolidated portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s consolidated investment portfolio, see page 12. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 53 for contact information.

DWS RREEF Real Assets Fund	|	11

Consolidated Investment Portfolio as of September 30, 2020 (Unaudited)

	Shares	Value ($)
Common Stocks 78.0%
Communication Services 1.3%

Diversified Telecommunication Services

Cellnex Telecom SA 144A	97,346	5,926,017

China Tower Corp., Ltd. “H”, 144A	18,380,000	3,206,720

		9,132,737

Consumer Staples 1.2%

Food Products

Archer-Daniels-Midland Co.	80,231	3,729,939

Bunge Ltd.	73,536	3,360,595

Wilmar International Ltd.	417,800	1,356,247

		8,446,781

Energy 9.0%

Oil, Gas & Consumable Fuels

Canadian Natural Resources Ltd.	86,865	1,392,136

Cheniere Energy, Inc.*	333,069	15,411,103

Gibson Energy, Inc.	113,300	1,836,217

LUKOIL PJSC (ADR)	17,773	1,020,348

Neste Oyj	35,930	1,887,022

ONEOK, Inc.	82,310	2,138,414

Petroleo Brasileiro SA (ADR)	118,775	845,678

Pioneer Natural Resources Co.	23,922	2,057,053

Rosneft Oil Co. PJSC (GDR)	288,489	1,418,500

TC Energy Corp.	443,553	18,620,865

TOTAL SE	159,559	5,443,905

Williams Companies, Inc.	567,242	11,146,305

		63,217,546

Industrials 9.3%

Commercial Services & Supplies 2.5%

Republic Services, Inc.	84,095	7,850,268

Waste Connections, Inc.	94,851	9,845,534

		17,695,802

Construction & Engineering 1.1%

Ferrovial SA	305,851	7,409,281

Road & Rail 2.3%

Canadian National Railway Co.	19,951	2,124,780

CSX Corp.	94,971	7,376,397

Union Pacific Corp.	32,226	6,344,333

		15,845,510

The accompanying notes are an integral part of the consolidated financial statements.

12	|	DWS RREEF Real Assets Fund

	Shares	Value ($)

Transportation Infrastructure 3.4%

Aena SME SA 144A*	18,401	2,570,773

Auckland International Airport Ltd.*	761,096	3,668,000

Getlink SE*	206,348	2,802,563

Grupo Aeroportuario del Pacifico SAB de CV (ADR)	26,220	2,114,381

Japan Airport Terminal Co., Ltd. (a)	91,104	4,026,061

Transurban Group (Units)	883,676	8,972,637

		24,154,415

Materials 11.8%

Chemicals 2.8%

CF Industries Holdings, Inc.	97,655	2,998,985

Corteva, Inc.	73,918	2,129,578

FMC Corp.	48,437	5,129,963

Nutrien Ltd.	180,060	7,060,142

Yara International ASA	68,492	2,635,913

		19,954,581

Containers & Packaging 1.3%

Ball Corp.	65,338	5,430,895

Packaging Corp. of America	31,647	3,451,105

		8,882,000

Metals & Mining 6.1%

Agnico Eagle Mines Ltd.	29,901	2,382,334

Anglo American PLC	231,593	5,581,504

BHP Group Ltd.	343,010	8,767,132

Fortescue Metals Group Ltd.	391,419	4,594,521

Franco-Nevada Corp.	11,918	1,665,414

Freeport-McMoRan Copper & Gold, Inc.	475,595	7,438,306

Kirkland Lake Gold Ltd.	46,636	2,276,550

MMC Norilsk Nickel PJSC (ADR)	64,465	1,556,830

Newmont Corp.	55,923	3,548,314

Novolipetsk Steel PJSC (GDR)	38,700	856,818

Rio Tinto Ltd.	59,388	4,027,406

		42,695,129

Paper & Forest Products 1.6%

Mondi PLC	146,499	3,086,002

Svenska Cellulosa AB SCA “B”*	377,562	5,452,654

UPM-Kymmene Oyj	97,562	2,968,126

		11,506,782

Real Estate 33.5%

Equity Real Estate Investment Trusts (REITs) 27.0%

Activia Properties, Inc.	654	2,500,110

Aedifica SA	14,778	1,804,083

Agree Realty Corp.	71,798	4,569,225

The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	13

	Shares	Value ($)

Alexandria Real Estate Equities, Inc.	12,802	2,048,320

American Tower Corp.	89,909	21,733,703

Canadian Apartment Properties REIT	93,666	3,267,459

CapitaLand Mall Trust	1,134,500	1,614,314

Crown Castle International Corp.	122,880	20,459,520

Digital Realty Trust, Inc.	47,223	6,930,447

EastGroup Properties, Inc.	31,037	4,014,015

Equinix, Inc.	7,522	5,717,698

Equity LifeStyle Properties, Inc.	61,675	3,780,677

Essential Properties Realty Trust, Inc.	189,049	3,463,378

Extra Space Storage, Inc.	33,693	3,604,814

Gaming and Leisure Properties, Inc.	85,064	3,141,414

Gecina SA	23,402	3,089,006

Global One Real Estate Investment Corp.	1,461	1,407,444

Granite Real Estate Investment Trust	126,317	7,331,139

Hulic Reit, Inc.	1,489	1,978,169

Invitation Homes, Inc.	97,662	2,733,559

Kenedix Retail REIT Corp.	938	1,892,900

Life Storage, Inc.	39,018	4,107,425

Link REIT	1,126,468	9,220,357

Mapletree Industrial Trust	2,206,600	5,212,472

Mapletree Logistics Trust (a)	2,154,450	3,238,763

Medical Properties Trust, Inc.	161,000	2,838,430

Mid-America Apartment Communities, Inc.	27,043	3,135,636

Mirvac Group	2,720,136	4,263,438

Mori Trust Sogo Reit, Inc.	1,462	1,851,095

Park Hotels & Resorts, Inc.	150,900	1,507,491

Prologis, Inc.	39,324	3,956,781

Realty Income Corp.	62,836	3,817,287

Rexford Industrial Realty, Inc.	75,191	3,440,740

Sabra Health Care REIT, Inc.	117,000	1,612,845

SBA Communications Corp.	39,795	12,673,912

Segro PLC	334,461	4,023,771

Simon Property Group, Inc.	60,030	3,882,740

Sun Communities, Inc.	12,136	1,706,443

UNITE Group PLC*	388,347	4,202,612

Waypoint REIT	703,343	1,367,384

Welltower, Inc.	95,788	5,276,961

Weyerhaeuser Co.	47,990	1,368,675

		189,786,652

Real Estate Management & Development 6.5%

Ascendas India Trust	1,648,000	1,660,142

CapitaLand Ltd.	3,096,700	6,179,473

Castellum AB	95,829	2,177,432

Daibiru Corp.	368,900	4,289,943

The accompanying notes are an integral part of the consolidated financial statements.

14	|	DWS RREEF Real Assets Fund

	Shares	Value ($)

Fabege AB	161,134	2,235,243

Fastighets AB Balder “B”*	43,494	2,206,470

New World Development Co., Ltd.	600,750	2,931,102

PSP Swiss Property AG (Registered)	50,205	6,082,663

Sumitomo Realty & Development Co., Ltd.	175,790	5,191,128

Sun Hung Kai Properties Ltd.	243,700	3,129,280

Swire Properties Ltd.	1,434,200	3,799,932

Vonovia SE	88,061	6,036,149

		45,918,957

Utilities 11.9%

Electric Utilities 4.2%

Edison International	98,345	4,999,860

Eversource Energy	69,900	5,840,145

Hydro One Ltd. 144A	150,716	3,194,176

Orsted AS 144A	52,670	7,226,895

Red Electrica Corp. SA	132,851	2,488,044

Terna Rete Elettrica Nazionale SpA	798,263	5,583,187

		29,332,307

Gas Utilities 2.6%

China Gas Holdings Ltd.	734,000	2,101,389

ENN Energy Holdings Ltd.	602,560	6,625,256

Hong Kong & China Gas Co., Ltd.	1,478,000	2,124,046

Tokyo Gas Co., Ltd.	327,708	7,484,011

		18,334,702

Multi-Utilities 3.2%

National Grid PLC	555,623	6,378,150

NiSource, Inc.	159,873	3,517,206

Sempra Energy	107,475	12,720,741

		22,616,097

Water Utilities 1.9%

American Water Works Co., Inc.	36,466	5,283,194

Severn Trent PLC	263,004	8,273,784

		13,556,978
Total Common Stocks (Cost $494,048,309)		548,486,257

	Principal Amount ($)	Value ($)
Government & Agency Obligations 19.8%
U.S. Treasury Obligations

U.S. Treasury Inflation-Indexed Bonds:

1.375%, 2/15/2044	1,937,543	2,760,116

2.125%, 2/15/2040	3,146,726	4,826,905

2.375%, 1/15/2027	5,320,299	6,560,698

The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	15

	Principal Amount ($)	Value ($)

U.S. Treasury Inflation-Indexed Notes:

0.125%, 7/15/2024	3,214,690	3,400,916

0.25%, 1/15/2025	4,532,349	4,836,335

0.375%, 1/15/2027	7,843,183	8,630,871

0.375%, 7/15/2027	9,630,607	10,708,972

0.5%, 1/15/2028	9,542,165	10,711,454

0.625%, 1/15/2026	6,328,850	6,977,434

0.875%, 1/15/2029	2,964,717	3,454,474

U.S. Treasury Notes:

1.375%, 1/31/2022	10,500,000	10,674,316

1.75%, 7/31/2021	16,000,000	16,215,625

2.25%, 2/15/2021	5,000,000	5,039,648

2.375%, 4/15/2021	18,500,000	18,726,191

2.625%, 11/15/2020	7,500,000	7,523,053
2.875%, 10/15/2021	17,500,000	17,996,289
Total Government & Agency Obligations (Cost $132,306,610)		139,043,297

	Shares	Value ($)
Securities Lending Collateral 0.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.04% (b) (c) (Cost $4,221,010)	4,221,010	4,221,010

Cash Equivalents 1.2%
DWS Central Cash Management Government Fund, 0.09% (b) (Cost $8,654,143)	8,654,143	8,654,143

	% of Net Assets	Value ($)
Total Consolidated Investment Portfolio (Cost $639,230,072)	99.6	700,404,707
Other Assets and Liabilities, Net	0.4	2,700,294

Net Assets	100.0	703,105,001

The accompanying notes are an integral part of the consolidated financial statements.

16	|	DWS RREEF Real Assets Fund

A summary of the Fund’s transactions with affiliated investments during the period ended September 30, 2020 are as follows:

Value ($) at 3/31/2020	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 9/30/2020	Value ($) at 9/30/2020
Securities Lending Collateral 0.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.04% (b) (c)
1,509,854	2,711,156 (d)	—	—	—	27,754	—	4,221,010	4,221,010
Cash Equivalents 1.2%
DWS Central Cash Management Government Fund, 0.09% (b)
5,809,658	191,110,589	188,266,104	—	—	8,704	—	8,654,143	8,654,143
7,319,512	193,821,745	188,266,104	—	—	36,458	—	12,875,153	12,875,153

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at September 30, 2020 amounted to $4,046,660, which is 0.6% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended September 30, 2020.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

LME: London Metal Exchange

PJSC: Public Joint Stock Company

RBOB: Reformulated Blendstock for Oxygenate Blending

ULSD: Ultra-Low Sulfur Diesel

WTI: West Texas Intermediate

At September 30, 2020, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
Brent Crude Oil Futures	USD	10/30/2020	131	5,270,187	5,541,300	271,113
Cocoa Futures	USD	12/15/2020	27	648,000	687,420	39,420
Copper Futures	USD	12/29/2020	163	12,190,224	12,357,438	167,214
Corn Futures	USD	12/14/2020	152	2,638,885	2,880,400	241,515

The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	17

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
Cotton No.2 Futures	USD	12/8/2020	21	677,658	690,795	13,137
Gasoline RBOB Futures	USD	10/30/2020	42	2,124,738	2,084,342	(40,396)
Gold 100 oz. Futures	USD	12/29/2020	107	20,842,916	20,281,850	(561,066)
Live Cattle Futures	USD	12/31/2020	89	3,902,479	3,999,660	97,181
Lean Hogs Futures	USD	12/14/2020	66	1,483,265	1,665,840	182,575
LME Nickel Futures	USD	11/16/2020	69	5,801,382	6,003,518	202,136
LME Primary Aluminium Futures	USD	11/16/2020	125	5,456,250	5,475,781	19,531
LME Zinc Futures	USD	11/16/2020	65	3,788,577	3,895,125	106,548
Natural Gas Futures	USD	10/28/2020	70	1,978,900	1,768,900	(210,000)
NY Harbor ULSD Futures	USD	10/30/2020	51	2,545,583	2,468,012	(77,571)
Palladium Futures	USD	12/29/2020	5	1,103,100	1,165,250	62,150
Silver Futures	USD	12/29/2020	28	3,822,140	3,289,160	(532,980)
Soybean Futures	USD	11/13/2020	70	3,248,656	3,582,250	333,594
Soybean Meal Futures	USD	12/14/2020	65	1,953,900	2,228,200	274,300
Sugar Futures	USD	2/26/2021	47	699,034	711,166	12,132
WTI Crude Futures	USD	11/20/2020	103	4,115,136	4,168,410	53,274
Total					84,944,817	653,807

The accompanying notes are an integral part of the consolidated financial statements.

18	|	DWS RREEF Real Assets Fund

At September 30, 2020, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
LME Nickel Futures	USD	11/16/2020	2	171,243	174,015	(2,772)
LME Primary Aluminium Futures	USD	11/16/2020	5	219,453	219,031	422
LME Zinc Futures	USD	11/16/2020	4	244,482	239,700	4,782
Total					632,746	2,432

Currency Abbreviation
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	19

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)
Communication Services	$—	$9,132,737	$—	$9,132,737
Consumer Staples	7,090,534	1,356,247	—	8,446,781
Energy	55,886,619	7,330,927	—	63,217,546
Industrials	35,655,693	29,449,315	—	65,105,008
Materials	45,925,234	37,113,258	—	83,038,492
Real Estate	142,120,734	93,584,875	—	235,705,609
Utilities	35,555,322	48,284,762	—	83,840,084
Fixed Income Investments	—	139,043,297	—	139,043,297
Short-Term Investments (e)	12,875,153	—	—	12,875,153
Derivatives (f)
Futures Contracts	2,081,024	—	—	2,081,024
Total	$337,190,313	$365,295,418	$—	$702,485,731

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (f)
Futures Contracts	$(1,424,785)	$—	$—	$(1,424,785)
Total	$(1,424,785)	$—	$—	$(1,424,785)

(e)	See Consolidated Investment Portfolio for additional detailed categorizations.

(f)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the consolidated financial statements.

20	|	DWS RREEF Real Assets Fund

Consolidated Statement of Assets and Liabilities

as of September 30, 2020 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $626,354,919) — including $4,046,660 of securities loaned	$687,529,554
Investment in DWS Government & Agency Securities Portfolio (cost $4,221,010)*	4,221,010
Investment in DWS Central Cash Management Government Fund (cost $8,654,143)	8,654,143
Foreign currency, at value (cost $481,787)	478,363
Deposit with broker for futures contracts	6,284,267
Receivable for investments sold	4,501,952
Receivable for Fund shares sold	1,545,925
Dividends receivable	1,729,415
Interest receivable	684,334
Receivable for variation margin on futures contracts	427,177
Foreign taxes recoverable	84,852
Other assets	64,684
Total assets	716,205,676

Liabilities
Payable upon return of securities loaned	4,221,010
Payable for investments purchased	5,823,536
Payable for Fund shares redeemed	2,186,143
Accrued management fee	407,745
Accrued Trustees’ fees	4,267
Other accrued expenses and payables	457,974
Total liabilities	13,100,675
Net assets, at value	$703,105,001

Net Assets Consist of
Distributable earnings (loss)	$(206,742,462)
Paid-in capital	909,847,463
Net assets, at value	$703,105,001

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	21

Consolidated Statement of Assets and Liabilities as of September 30, 2020 (Unaudited) (continued)

Net Asset Value

Class A

Net Asset Value and redemption price per share ($80,199,326 ÷ 8,084,281 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$9.92

Maximum offering price per share (100 ÷ 94.25 of $9.92)	$10.53
Class T

Net Asset Value and redemption price per share ($11,411 ÷ 1,150.7 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$9.92

Maximum offering price per share (100 ÷ 97.50 of $9.92)	$10.17
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($14,745,111 ÷ 1,500,668 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$9.83
Class R

Net Asset Value, offering and redemption price per share ($2,580,077 ÷ 258,653 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$9.98
Class R6

Net Asset Value, offering and redemption price per share ($4,939,737 ÷ 501,409 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$9.85
Class S

Net Asset Value, offering and redemption price per share ($167,363,766 ÷ 17,004,216 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$9.84
Institutional Class

Net Asset Value, offering and redemption price per share ($433,265,573 ÷ 43,979,703 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$9.85

The accompanying notes are an integral part of the consolidated financial statements.

22	|	DWS RREEF Real Assets Fund

Consolidated Statement of Operations

for the six months ended September 30, 2020 (Unaudited)

Investment Income
Income:

Dividends (net of foreign taxes withheld of $390,910)	$8,764,829
Interest (net of foreign taxes withheld of $2,427)	600,100
Income distributions — DWS Central Cash Management Government Fund	8,704
Securities lending income, net of borrower rebates	27,754
Total income	9,401,387
Expenses:

Management fee	2,688,894
Administration fee	327,612
Services to shareholders	451,687
Distribution and service fees	176,019
Custodian fee	25,452
Professional fees	50,984
Reports to shareholders	45,201
Registration fees	58,418
Trustees’ fees and expenses	14,396
Other	22,826
Total expenses before expense reductions	3,861,489
Expense reductions	(365,957)
Total expenses after expense reductions	3,495,532
Net investment income	5,905,855

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	(18,475,445)
Futures	2,842,924
Foreign currency	102,011
(15,530,510)
Change in net unrealized appreciation (depreciation) on:
Investments	86,972,448
Futures	10,260,348
Foreign currency	(11,847)
97,220,949
Net gain (loss)	81,690,439
Net increase (decrease) in net assets resulting from operations	$87,596,294

The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	23

Consolidated Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Operations:

Net investment income (loss)	$5,905,855	$9,857,602
Net realized gain (loss)	(15,530,510)	(10,428,630)
Change in net unrealized appreciation (depreciation)	97,220,949	(86,994,852)
Net increase (decrease) in net assets resulting from operations	87,596,294	(87,565,880)
Distributions to shareholders:

Class A	(484,062)	(1,433,738)
Class T	(71)	(216)
Class C	(72,037)	(299,549)
Class R	(14,982)	(51,912)
Class R6	(29,589)	(37,900)
Class S	(1,131,450)	(4,496,598)
Institutional Class	(3,011,531)	(5,441,035)
Total distributions	(4,743,722)	(11,760,948)
Fund share transactions:

Proceeds from shares sold	172,369,473	450,974,048
Reinvestment of distributions	4,394,290	10,819,991
Payments for shares redeemed	(136,945,137)	(312,058,927)
Net increase (decrease) in net assets from Fund share transactions	39,818,626	149,735,112
Increase (decrease) in net assets	122,671,198	50,408,284
Net assets at beginning of period	580,433,803	530,025,519

Net assets at end of period	$703,105,001	$580,433,803

The accompanying notes are an integral part of the consolidated financial statements.

24	|	DWS RREEF Real Assets Fund

Consolidated Financial Highlights

DWS RREEF Real Assets Fund — Class A

	Six Months Ended 9/30/20		Years Ended March 31,
	(Unaudited)		2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$8.73		$10.05	$9.32	$8.88	$8.56		$9.36
Income (loss) from investment operations:

Net investment income[a]	.08		.15	.14	.12	.10		.14
Net realized and unrealized gain (loss)	1.17		(1.28)	.73	.47	.34		(.76)
Total from investment operations	1.25		(1.13)	.87	.59	.44		(.62)
Less distributions from:

Net investment income	(.06)		(.19)	(.14)	(.15)	(.12)		(.18)
Net asset value, end of period	$9.92		$8.73	$10.05	$9.32	$8.88		$8.56
Total Return (%)[b,c]	14.36	**	(11.51)	9.49	6.63	5.22	[d]	(6.63)[d]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	80		70	72	94	63		79
Ratio of expenses before expense reductions (%)	1.36	*	1.36	1.37	1.40	1.41	[e]	.78 [e]
Ratio of expenses after expense reductions (%)	1.22	*	1.22	1.22	1.22	1.17	[e]	.57 [e]
Ratio of net investment income (%)	1.56	*	1.48	1.42	1.32	1.17		1.61
Portfolio turnover rate (%)	37	**	88	72	143	222		51

Effective April 26, 2016, the Fund invests indirectly in commodities markets through a wholly owned subsidiary and the financial highlights have been consolidated. The financial highlights prior to March 2017 have not been consolidated.

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.

[e]

The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	25

DWS RREEF Real Assets Fund — Class T

	Six Months Ended 9/30/20		Years Ended March 31,		Period Ended
	(Unaudited)		2020	2019	3/31/18[a]

Selected Per Share Data
Net asset value, beginning of period	$8.73		$10.05	$9.31	$9.19
Income (loss) from investment operations:

Net investment income[b]	.07		.15	.13	.09
Net realized and unrealized gain (loss)	1.18		(1.28)	.75	.17
Total from investment operations	1.25		(1.13)	.88	.26
Less distributions from:

Net investment income	(.06)		(.19)	(.14)	(.14)
Net asset value, end of period	$9.92		$8.73	$10.05	$9.31
Total Return (%)[c,d]	14.36	**	(11.51)	9.61	2.91	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	11		10	11	10
Ratio of expenses before expense reductions (%)	1.30	*	1.32	1.33	1.43	*
Ratio of expenses after expense reductions (%)	1.22	*	1.22	1.22	1.22	*
Ratio of net investment income (%)	1.55	*	1.51	1.39	1.21	*
Portfolio turnover rate (%)	37	**	88	72	143	[e]

[a]	For the period from June 5, 2017 (commencement of operations) to March 31, 2018.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Represents the Funds’s portfolio turnover rate for the year ended March 31, 2018.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the consolidated financial statements.

26	|	DWS RREEF Real Assets Fund

DWS RREEF Real Assets Fund — Class C

	Six Months Ended 9/30/20		Years Ended March 31,
	(Unaudited)		2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$8.67		$9.97	$9.25	$8.82	$8.53		$9.33
Income (loss) from investment operations:

Net investment income (loss)[a]	.04		.08	.07	.05	.04		.07
Net realized and unrealized loss	1.16		(1.27)	.72	.46	.34		(.76)
Total from investment operations	1.20		(1.19)	.79	.51	.38		(.69)
Less distributions from:

Net investment income	(.04)		(.11)	(.07)	(.08)	(.09)		(.11)
Net asset value, end of period	$9.83		$8.67	$9.97	$9.25	$8.82		$8.53
Total Return (%)[b,c]	13.89	**	(12.05)	8.62	5.80	4.47	[d]	(7.37)[d]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15		16	29	47	40		61
Ratio of expenses before expense reductions (%)	2.12	*	2.10	2.13	2.16	2.16	[e]	1.51 [e]
Ratio of expenses after expense reductions (%)	1.97	*	1.97	1.97	1.97	1.92	[e]	1.32 [e]
Ratio of net investment income (%)	.77	*	.79	.69	.57	.44		.83
Portfolio turnover rate (%)	37	**	88	72	143	222		51

Effective April 26, 2016, the Fund invests indirectly in commodities markets through a wholly owned subsidiary and the financial highlights have been consolidated. The financial highlights prior to March 2017 have not been consolidated.

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.

[e]

The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	27

DWS RREEF Real Assets Fund — Class R

	Six Months Ended 9/30/20		Years Ended March 31,
	(Unaudited)		2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$8.79		$10.11	$9.38	$8.94	$8.62		$9.42
Income (loss) from investment operations:

Net investment income (loss)[a]	.06		.13	.11	.10	.08		.13
Net realized and unrealized loss	1.19		(1.28)	.74	.46	.35		(.77)
Total from investment operations	1.25		(1.15)	.85	.56	.43		(.64)
Less distributions from:

Net investment income	(.06)		(.17)	(.12)	(.12)	(.11)		(.16)
Net asset value, end of period	$9.98		$8.79	$10.11	$9.38	$8.94		$8.62
Total Return (%)[b]	14.20	**	(11.65)	9.16	6.33	4.95	[c]	(6.77)[c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		2	3	4	2		3
Ratio of expenses before expense reductions (%)	1.71	*	1.75	1.75	1.82	1.78	[d]	1.16 [d]
Ratio of expenses after expense reductions (%)	1.47	*	1.47	1.47	1.47	1.42	[d]	.77 [d]
Ratio of net investment income (%)	1.29	*	1.26	1.18	1.07	.96		1.47
Portfolio turnover rate (%)	37	**	88	72	143	222		51

Effective April 26, 2016, the Fund invests indirectly in commodities markets through a wholly owned subsidiary and the financial highlights have been consolidated. The financial highlights prior to March 2017 have not been consolidated.

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.

[d]

The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the consolidated financial statements.

28	|	DWS RREEF Real Assets Fund

DWS RREEF Real Assets Fund — Class R6

	Six Months Ended 9/30/20		Years Ended March, 31,
	(Unaudited)		2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$8.67		$9.97	$9.25	$8.82	$8.50		$9.29
Income (loss) from investment operations:

Net investment income (loss)[a]	.09		.17	.16	.14	.12		.25
Net realized and unrealized loss	1.16		(1.25)	.73	.46	.35		(.83)
Total from investment operations	1.25		(1.08)	.89	.60	.47		(.58)
Less distributions from:

Net investment income	(.07)		(.22)	(.17)	(.17)	(.15)		(.21)
Net asset value, end of period	$9.85		$8.67	$9.97	$9.25	$8.82		$8.50
Total Return (%)[b]	14.42	**	(11.17)	9.74	6.85	5.59	[c]	(6.25)[c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5		4	1	.31	.02		1
Ratio of expenses before expense reductions (%)	.97	*	1.00	1.06	1.13	1.02	[d]	.40 [d]
Ratio of expenses after expense reductions (%)	.95	*	.95	.95	.95	.86	[d]	.22 [d]
Ratio of net investment income (loss) (%)	1.86	*	1.66	1.70	1.51	1.41		2.97
Portfolio turnover rate (%)	37	**	88	72	143	222		51

Effective April 26, 2016, the Fund invests indirectly in commodities markets through a wholly owned subsidiary and the financial highlights have been consolidated. The financial highlights prior to March 2017 have not been consolidated.

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.

[d]

The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	29

DWS RREEF Real Assets Fund — Class S

	Six Months Ended 9/30/20		Years Ended March 31,
	(Unaudited)		2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$8.66		$9.97	$9.24	$8.81	$8.50		$9.29
Income (loss) from investment operations:

Net investment income (loss)[a]	.08		.17	.15	.14	.12		.15
Net realized and unrealized loss	1.16		(1.27)	.74	.45	.33		(.75)
Total from investment operations	1.24		(1.10)	.89	.59	.45		(.60)
Less distributions from:

Net investment income	(.06)		(.21)	(.16)	(.16)	(.14)		(.19)
Net asset value, end of period	$9.84		$8.66	$9.97	$9.24	$8.81		$8.50
Total Return (%)[b]	14.40	**	(11.38)	9.72	6.72	5.30	[c]	(6.44)[c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	167		149	255	217	56		55
Ratio of expenses before expense reductions (%)	1.18	*	1.17	1.16	1.24	1.19	[d]	.60 [d]
Ratio of expenses after expense reductions (%)	1.07	*	1.07	1.07	1.07	1.02	[d]	.42 [d]
Ratio of net investment income (loss) (%)	1.71	*	1.68	1.57	1.49	1.34		1.70
Portfolio turnover rate (%)	37	**	88	72	143	222		51

Effective April 26, 2016, the Fund invests indirectly in commodities markets through a wholly owned subsidiary and the financial highlights have been consolidated. The financial highlights prior to March 2017 have not been consolidated.

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.

[d]

The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the consolidated financial statements.

30	|	DWS RREEF Real Assets Fund

DWS RREEF Real Assets Fund — Institutional Class

	Six Months Ended 9/30/20		Years Ended March 31,
	(Unaudited)		2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$8.67		$9.97	$9.25	$8.82	$8.50		$9.29
Income (loss) from investment operations:

Net investment income (loss)[a]	.09		.17	.16	.15	.12		.16
Net realized and unrealized loss	1.16		(1.25)	.73	.45	.35		(.74)
Total from investment operations	1.25		(1.08)	.89	.60	.47		(.58)
Less distributions from:

Net investment income	(.07)		(.22)	(.17)	(.17)	(.15)		(.21)
Net asset value, end of period	$9.85		$8.67	$9.97	$9.25	$8.82		$8.50
Total Return (%)[b]	14.42	**	(11.17)	9.74	6.84	5.61	[c]	(6.25)[c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	433		340	170	95	45		31
Ratio of expenses before expense reductions (%)	1.05	*	1.07	1.07	1.12	1.07	[d]	.48 [d]
Ratio of expenses after expense reductions (%)	.95	*	.95	.95	.95	.90	[d]	.21 [d]
Ratio of net investment income (loss) (%)	1.84	*	1.72	1.68	1.58	1.44		1.83
Portfolio turnover rate (%)	37	**	88	72	143	222		51

Effective April 26, 2016, the Fund invests indirectly in commodities markets through a wholly owned subsidiary and the financial highlights have been consolidated. The financial highlights prior to March 2017 have not been consolidated.

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.

[d]

The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	31

Notes to Consolidated Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS RREEF Real Assets Fund (the “Fund”) is a diversified series of Deutsche DWS Market Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Class T shares closed to new purchases, except in connection with the reinvestment of dividends or other distributions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically converted to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R and Class R6 shares are not subject to an initial or contingent deferred sales charge and are only available to participants in certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

32	|	DWS RREEF Real Assets Fund

Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, Cayman Real Assets Fund, Ltd., organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund and the Subsidiary are each a commodity pool and are subject to the requirements of the Commodity Exchange Act (“CEA”), as amended, and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder. DWS Investment Management Americas, Inc. (the “Advisor”) acts as a commodity pool operator with respect to the operation of the Fund and the Subsidiary as commodity pools under and pursuant to the CEA. The Advisor, the Fund and the Subsidiary are subject to dual regulation by the CFTC and the Securities and Exchange Commission. Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, including, but not limited to futures contracts, options and total return swaps. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of September 30, 2020, the Fund’s investment in the Subsidiary was $84,289,982, representing 11.8% of the Fund’s total assets.

The Fund’s Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange

(U.S. or foreign) or over-the-counter market on which they trade. Equity securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for

DWS RREEF Real Assets Fund	|	33

events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Consolidated Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its

34	|	DWS RREEF Real Assets Fund

securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended September 30, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.06% annualized effective rate as of September 30, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2020, the Fund had securities on loan, which were classified as common stocks in the Consolidated Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and

DWS RREEF Real Assets Fund	|	35

disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Income from certain commodity-linked derivatives does not constitute “qualifying income” to the Fund. Receipt of such income could cause the Fund to be subject to tax at the Fund level. The IRS has issued a private letter ruling to the Fund stating that such income earned through its wholly owned Subsidiary constitutes qualifying income. The Fund is required to increase its taxable income by its share of the Subsidiary’s income, including net gains from commodity-linked transactions. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income for future periods.

At March 31, 2020, the Fund had a net tax basis capital loss carryforward of approximately $250,547,000, including short-term losses of $(66,457,000) and long-term losses of $(184,090,000). Such losses include $2,090,000 inherited from its merger with Deutsche Select Alternative Allocation Fund and $194,700,000 inherited from its merger with Deutsche Gold & Precious Metals Fund, which may be applied against any realized net taxable capital gains indefinitely subject to certain limitations under Section 381–384 of the Internal Revenue Code.

At September 30, 2020, the aggregate cost of investments for federal income tax purposes was $671,276,433. The net unrealized appreciation for all investments based on tax cost was $29,128,274. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $137,492,647 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $108,364,373.

The Fund has reviewed the tax positions for the open tax years as of March 31, 2020 and has determined that no provision for income tax and/or

36	|	DWS RREEF Real Assets Fund

uncertain tax positions is required in the Fund’s consolidated financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investment in the Subsidiary, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.

DWS RREEF Real Assets Fund	|	37

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended September 30, 2020, the Fund entered into commodity futures contracts to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2020 is included in a table following the Fund’s Consolidated Investment Portfolio. For the six months ended September 30, 2020, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $61,549,000 to $85,866,000 and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $5,220,000.

38	|	DWS RREEF Real Assets Fund

The following tables summarize the value of the Fund’s derivative instruments held as of September 30, 2020 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Futures Contracts
Commodity Contracts (a)	$2,081,024

The above derivative is located in the following Consolidated Statement of Assets and Liabilities account:

(a)

Includes cumulative appreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

Liability Derivative	Futures Contracts
Commodity Contracts (b)	$(1,424,785)

The above derivative is located in the following Consolidated Statement of Assets and Liabilities account:

(b)

Includes cumulative depreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

Realized Gain (Loss)	Futures Contracts
Commodity Contracts (c)	$2,842,924

The above derivative is located in the following Consolidated Statement of Operations account:

(c)	Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Commodity Contracts (d)	$10,260,348

The above derivative is located in the following Consolidated Statement of Operations account:

(d)	Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the six months ended September 30, 2020, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$248,873,190	$173,122,206
U.S. Treasury Obligations	$47,431,728	$49,201,534

DWS RREEF Real Assets Fund	|	39

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s sub-advisor.

RREEF America L.L.C (“RREEF”), also an indirect, wholly owned subsidiary of DWS Group, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund’s portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund’s average daily net assets	.800%
Next $1.5 billion of such net assets	.785%
Over $2 billion of such net assets	.775%

Accordingly, for the six months ended September 30, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.80% of the Fund’s average daily net assets.

For the period from April 1, 2020 through September 30, 2021, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	1.22%
Class T	1.22%
Class C	1.97%
Class R	1.47%
Class R6	.95%
Class S	1.07%
Institutional Class	.95%

40	|	DWS RREEF Real Assets Fund

For the six months ended September 30, 2020, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$51,482
Class T	4
Class C	11,946
Class R	3,082
Class R6	512
Class S	90,039
Institutional Class	208,892
$365,957

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“ Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended September 30, 2020, the Administration Fee was $327,612, of which $56,714 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended September 30, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2020
Class A	$10,842	$3,738
Class T	10	3
Class C	1,155	433
Class R	248	94
Class R6	175	42
Class S	31,852	10,727
Institutional Class	5,190	2,592
	$49,472	$17,629

In addition, for the six months ended September 30, 2020, the amounts charged to the Fund for recordkeeping and other administrative services

DWS RREEF Real Assets Fund	|	41

provided by unaffiliated third parties, included in the Consolidated Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$44,845
Class C	11,595
Class R	2,897
Class S	143,680
Institutional Class	172,231
$375,248

Distribution and Service Fees. Under the Fund’s Class C and Class R 12b-1 Plans, DWS Distributors, Inc., (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the six months ended September 30, 2020, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2020
Class C	$58,930	$9,400
Class R	3,260	544
	$62,190	$9,944

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T, C and R shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended September 30, 2020, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2020	Annualized Rate
Class A	$91,380	$30,264	.24%
Class T	8	8	.15%
Class C	19,186	6,491	.24%
Class R	3,255	1,121	.25%
	$113,829	$37,884

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid by

42	|	DWS RREEF Real Assets Fund

shareholders in connection with the distribution of Class A shares for the six months ended September 30, 2020 aggregated $943.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended September 30, 2020, the CDSC for the Fund’s Class C shares aggregated $2,011. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the six months ended September 30, 2020, DDI received $7,643 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended September 30, 2020, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under “Reports to shareholders” aggregated $9,577, of which $6,385 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended September 30, 2020, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $2,042.

DWS RREEF Real Assets Fund	|	43

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus, if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2020.

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended September 30, 2020		Year Ended March 31, 2020
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	1,236,358	$12,192,411	2,828,843	$29,093,518
Class C	73,797	695,502	314,680	3,136,758
Class R	9,439	91,097	37,722	393,628
Class R6	65,925	648,240	421,429	4,275,815
Class S	3,358,311	31,280,760	9,612,473	98,060,229
Institutional Class	13,566,442	127,461,463	30,999,924	316,014,100
		$172,369,473		$450,974,048

Shares issued to shareholders in reinvestment of distributions
Class A	48,392	$464,562	134,698	$1,386,524
Class T	7.7	71	21	216
Class C	6,937	66,107	28,210	286,047
Class R	1,551	14,982	5,024	51,912
Class R6	3,105	29,589	3,683	37,900
Class S	117,020	1,115,199	387,663	3,951,116
Institutional Class	283,713	2,703,780	498,206	5,106,276
		$4,394,290		$10,819,991

44	|	DWS RREEF Real Assets Fund

	Six Months Ended September 30, 2020		Year Ended March 31, 2020
	Shares	Dollars	Shares	Dollars

Shares redeemed
Class A	(1,245,877)	$(12,157,786)	(2,121,550)	$(20,978,386)
Class C	(389,144)	(3,705,443)	(1,401,853)	(14,173,538)
Class R	(26,957)	(263,918)	(88,201)	(883,665)
Class R6	(4,313)	(41,383)	(45,802)	(467,749)
Class S	(3,629,519)	(34,077,280)	(18,447,374)	(185,060,035)
Institutional Class	(9,064,310)	(86,699,327)	(9,352,224)	(90,495,554)
		$(136,945,137)		$(312,058,927)

Net increase (decrease)
Class A	38,873	$499,187	841,991	$9,501,656
Class T	7.7	71	21	216
Class C	(308,410)	(2,943,834)	(1,058,963)	(10,750,733)
Class R	(15,967)	(157,839)	(45,455)	(438,125)
Class R6	64,717	636,446	379,310	3,845,966
Class S	(154,188)	(1,681,321)	(8,447,238)	(83,048,690)
Institutional Class	4,785,845	43,465,916	22,145,906	230,624,822
		$39,818,626		$149,735,112

G. Other — COVID-19 Pandemic

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the pandemic. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased financial market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments. A prolonged disruption may result in the Fund and its service providers experiencing operational difficulties in implementing their business continuity plans. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

DWS RREEF Real Assets Fund	|	45

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2020 to September 30, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

46	|	DWS RREEF Real Assets Fund

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2020 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/20	$1,143.60	$1,143.60	$1,138.90	$1,142.00	$1,144.20	$1,144.00	$1,144.20
Expenses Paid per $1,000*	$6.56	$6.56	$10.56	$7.89	$5.11	$5.75	$5.11

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/20	$1,018.95	$1,018.95	$1,015.19	$1,017.70	$1,020.31	$1,019.70	$1,020.31
Expenses Paid per $1,000*	$6.17	$6.17	$9.95	$7.44	$4.81	$5.42	$4.81

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
DWS RREEF Real Assets Fund	1.22%	1.22%	1.97%	1.47%	.95%	1.07%	.95%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

DWS RREEF Real Assets Fund	|	47

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS RREEF Real Assets Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and RREEF America L.L.C. (“RREEF”), an affiliate of DIMA, in September 2020.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of DWS Group

48	|	DWS RREEF Real Assets Fund

GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 1st quartile, 1st quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has

DWS RREEF Real Assets Fund	|	49

underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2019.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. With respect to the sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages an institutional account comparable to the Fund, but that DWS Group does not manage any comparable DWS Europe Funds. The Board took note of the differences in services provided to DWS Funds as compared to institutional accounts and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.

50	|	DWS RREEF Real Assets Fund

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time

DWS RREEF Real Assets Fund	|	51

commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

52	|	DWS RREEF Real Assets Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS RREEF Real Assets Fund	|	53

Investment Management

DWS Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	AAAAX	AAAWX	AAAPX	AAASX	AAAZX
CUSIP Number	25159K 879	25159K 671	25159K 887	25159K 804	25159K 705
Fund Number	487	1787	787	2087	1487

For shareholders of Class R and R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at

https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	AAAQX	AAAVX
CUSIP Number	25159K 200	25159K 713
Fund Number	1587	1687

54	|	DWS RREEF Real Assets Fund

Privacy Statement

FACTS	What Does DWS Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share can include:

– Social Security number

– Account balances

– Purchase and transaction history

– Bank account information

– Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We do not share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share

For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

DWS RREEF Real Assets Fund	|	55

Who we are

Who is providing this notice?	DWS Distributors, Inc; DWS Investment Management Americas, Inc.; DWS Trust Company; the DWS Funds

What we do

How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards, secured files, and secured buildings.

How does DWS collect my personal information?

We collect your personal information, for example, when you:

– open an account

– give us your contact information

– provide bank account information for ACH or wire transactions

– tell us where to send money

– seek advice about your investments

Why can’t I limit all sharing?

Federal law gives you the right to limit only

– sharing for affiliates’ everyday business purposes

– information about your creditworthiness

– affiliates from using your information to market to you

– sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB”) name, such as DB AG Frankfurt.

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.

California residents may go to https://fundsus.dws.com/us/en-us/legal-resources/privacy-policy.html to obtain additional information relating to their rights under California state law.

Rev. 12/2019

56	|	DWS RREEF Real Assets Fund

Notes

Notes

Notes

Notes

Notes

Notes

Notes

DRAF-3

(R-024413-10 11/20)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Real Assets Fund, a series of Deutsche DWS Market Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/27/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/27/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	11/27/2020